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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER (R) VARIABLE ANNUITY CONTRACTS
         ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED BETWEEN
                     DECEMBER 12, 2008 AND OCTOBER 7, 2011)

                          SUPPLEMENT DATED JULY 2, 2012
                                       TO
                         PROSPECTUS DATED APRIL 30, 2012

This supplement describes changes to certain optional living and death benefits that will be effective for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If You would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial (R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy. If applicable in the state your Contract was issued, these changes are effective August 20, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus dated April 30, 2012 for the Contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits:

     .    Guaranteed Minimum Income Benefit: GMIB Plus II, GMIB Plus III

     .    Guaranteed Withdrawal Benefits: Enhanced GWB, LWG II

     .    Enhanced Death Benefit: EDB I, EDB II

Certain optional benefits listed above may not have been offered for your Contract or may not have been available at the time your Contract was issued.

You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

Note: We will permit You to make a subsequent purchase payment when either of
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the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

                                                                     MOCAMORN712

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In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax qualified plan or tax-qualified investment.

If your Contract was issued in one of the following states, this restriction
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does NOT apply and You may continue to make subsequent purchase payments at this
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time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New
York, Oregon, Pennsylvania, Texas, Utah, or Washington.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife
P.O. Box 10342
Des Moines, IA 50306-0342
(If purchased through a MetLife sales representative)
Telephone: (800) 638-7732

MetLife
P.O.Box 14594
Des Moines, IA 50306-0342
(If purchased through a NEF sales representative)
Telephone: (800) 435-4117


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